UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2023

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan	49022-2692
(Address of principal executive offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange and New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On February 22, 2023, Whirlpool Corporation (the “Company”), closed its offering of $300 million aggregate principal amount of 5.500% Senior Notes due 2033 (the “Notes”), in a public offering pursuant to a registration statement on Form S-3 (File No. 333-255372), and a preliminary prospectus supplement and prospectus supplement related to the offering of the Notes, each as previously filed with the Securities and Exchange Commission (the “Commission”). On February 14, 2023, the Company filed a pricing term sheet with the Commission relating to the Notes.

The Company intends to use the net proceeds from the sale of the Notes to repay, at maturity, all $250 million outstanding aggregate principal amount of the Company’s 3.700% Notes due March 1, 2023, and for general corporate purposes.

The Notes were issued under an indenture (the “Indenture”), dated March 20, 2000, between the Company, as issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank, National Association and Citibank, N.A.), as trustee, as supplemented by a Certificate of Designated Officers establishing the terms and providing for the issuance of the Notes, a copy of which is filed as Exhibit 4.1 hereto.

Kirkland & Ellis LLP, U.S. counsel to the Company, has issued an opinion addressed to the Company, dated February 22, 2023, regarding certain legal matters with respect to the Notes. A copy of this opinion is filed as Exhibit 5.1 hereto.

The foregoing description of the Certificate of Designated Officers does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed with this report as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated February 22, 2023.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

February 22, 2023	By:	/s/ James W. Peters
	Name:	James W. Peters
	Title:	Executive Vice President and Chief Financial Officer